                                                                   EXHIBIT 10.38


                               SIXTH AMENDMENT TO
                                CREDIT AGREEMENT


          This Sixth Amendment to Credit Agreement ("Fifth Amendment"), dated as of July 22, 1998, is executed by and between WELLS FARGO BANK, N.A., successor by merger to FIRST INTERSTATE BANK OF CALIFORNIA ("Bank") and DECKERS OUTDOOR CORPORATION ("Borrower"), with respect to that certain Credit Agreement dated as of July 27, 1995 (as heretofore amended, the "Credit Agreement") between Bank and Borrower.

                                   AGREEMENT

          Borrower and Bank hereby agree as follows:

     1. Section 6.1(o). Section 6.1(o) of the Loan Agreement is amended, effective as of June 30, 1998, by striking the date "April 30" set forth therein and substituting in its place the date "July 31."

     2. Representations and Warranties. Borrower hereby represents and warrants to Bank that all representations and warranties contained in the Loan Documents are true and correct as of the date of this Fifth Amendment.

     3. Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that:

               (a) this Sixth Amendment shall have been executed and delivered by Borrower and the Bank; and

               (b) the Bank shall have received the Consent in the form of Exhibit A executed by all of the Domestic Subsidiaries.

     4. Confirmation. In all other respects, the Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, Bank and Borrower have executed this Amendment as of the date set forth alone.



"Borrower"                              "Bank"


DECKERS OUTDOOR CORPORATION             WELLS FARGO BANK, N.A.



By: /s/ SCOTT ASH                       By: /s/ ANNA K. MERCER
   -----------------------------           -----------------------------
   Name:  Scott Ash                        Name:  Anna K. Mercer
   Title: CFO                              Title: Vice President














                                      -2-